                        SECURITY AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    ----------
                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 15, 2003

                     National City Credit Card Master Trust
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                  000-26342                      N/A
----------------------------    ------------------------    ----------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification Number)

          1900 East 9th Street
            Cleveland, Ohio                                       44114-3484
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (216) 222-2000

                                      N/A
          -----------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

         The Registrant is filing this 8-K/A report to amend the following information included in Exhibit 20.1 Series 2000-1 Monthly Certificateholders' Statement dated May 12, 2003: Section B, Lines 1(a), 1(b), 1(c), 1(d), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h), 2(i),
         2(j), 2(n), 4(a), 4(b), 4(c), 4(d), 8(a), 8(b), 8(c), 12(b) Class A
         Available Funds, Class B Available Funds, Collateral Available Funds; 12(j), 15(a); Exhibit 20.2 Series 2001-1 Monthly Certificateholders' Statement dated May 12, 2003: Section B, Lines 1(a), 1(b), 1(c), 1(d), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h), 2(i), 2(j), 2(n), 4(a), 4(b),
         4(c), 4(d), 8(a), 8(b), 8(c), 12(b) Class A Available Funds, Class B Available Funds, Collateral Available Funds; 12(j), 15(a); Exhibit 20.3 Series 2002-1 Monthly Certificateholders' Statement dated May 12, 2003:
         Section B, , Lines 1(a), 1(b), 1(c), 1(d), 2(b), 2(c), 2(d), 2(e),
         2(f), 2(g), 2(h), 2(i), 2(j), 2(n), 4(a), 4(b), 4(c), 4(d), 8(a), 8(b),
         8(c), 12(b) Class A Available Funds, Class B Available Funds, Collateral Available Funds; 12(j), 15(a).

Item 7.  Financial Statements and Exhibits.

    (a)  Financial statements of businesses acquired.

         Not applicable

    (b)  Pro forma financial information

         Not applicable

    (c)  Exhibit

         The following is filed herewith. The exhibit numbers correspond with
         Item 601 of Regulation S-K.

Exhibit No.                   Description
-----------    -----------------------------------------
20.1           Series 2000-1 Monthly Certificateholders'
               Statement dated May 12, 2003

20.2           Series 2001-1 Monthly Certificateholders'
               Statement dated May 12, 2003

20.3           Series 2002-1 Monthly Certificateholders'
               Statement dated May 12, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL CITY CREDIT CARD MASTER TRUST

                                         By: /s/ William F. Smith
Dated: March 12, 2004                    ---------------------------------------
                                            Name:  William F. Smith
                                            Title: Executive Vice President
                                                   Credit Card Finance

                                  EXHIBIT INDEX

Exhibit                               Description
-------   ----------------------------------------------------------------------
20.1      Series 2000-1 Monthly Certificateholders' Statement dated May 12, 2003

20.2      Series 2001-1 Monthly Certificateholders' Statement dated May 12, 2003

20.3      Series 2002-1 Monthly Certificateholders' Statement dated May 12, 2003